NETWORK FINANCIAL SERVICES, INC.
                           OMNIBUS STOCK PLAN OF 1993

1.    Purpose

      The purpose of the Plan Is to provide a long-term incentive vehicle to promote the Company's success under which a variety of stock-based incentive and other awards may be granted to employees, and Directors of the Company and its Subsidiaries and to selected consultants who, in the course of their business activities, direct a significant amount of business to the Company.

2.    Definitions

      A. "Award" means any form of stock option, restricted stock, Performance Unit, Performance Sbare. stock appreciation right, dividend equivalent or other incentive award granted under the Plan,

      B. "Award Notice" means any written notice from the Company to a Participant or agreement between the Company and a Participant that establishes the terms applicable to an Award.

      C. "Board of Directors" means the Board of Directors of the Company.

      D. "Code" means the Internal Revenue Code of 1986, as amended.

      E. "Committee" means the Compensation Committee of the Board of Directors,or such other committee designated by the Board of Directors, which is authorized to administer the Plan under Section 3 hereof. The Committee, and any separate committee to which It delegates any of its authority and duties under the Plan, shall each have membership composition which enables the Plan to qualify under Rule 16b-3 with regard to Awards to persons who are subject to
Section 16 of the Exchange Act.

      F. 'Common Stock' means common stock of the Company, no par value.

      G. "Company" means Network Financial Services, Inc.

      H. 'Consultant' means any individual who renders services directly to the Company or to the Company's customers as dafined and designated from time to time by the Committee.

      I. "Director' means a member of the Board of Directors.

      J. 'Exchange Act' means the Securities Exchange Act of 1934, as amended.

      K. "Fair Market Value' MEANS, AS of a specified date, the mean of the closing bid and ask prices of the Common Stock on the National Association of Securities Dealers Automated Quotation (NASDAQ) system for listed securities, or if not traded on that date, then on the date last traded. If for any reason the Company's stock ceases to be listed on the NASDAQ system, the Committee shall establish the method for determining the Fair Market Value of the Common Stock.

      L. 'Employee' means any employee of the Company or a Subsidiary whose performance the Committee determines can have a significant effect on the success of the Company.

      M. "Participant" means any individual to whom an Award is granted under the Plan.

      N. "Performance Share' means a Unit expressed in terms of, or valued by reference to, a share of Common Stock.

      0. 'Perfomance Unit' means a Unit valued by reference to designated criteria established by the Committee, other than Common Stock.

      P. 'Plan" means this Plan, which shall be known as the Network Financial Services Omnibus Stock Plan of 1993.

      Q. 'Rule 16b-3' means Rule 16b-3 promulgated under the Exchange Act, or any successor rule.

      R. 'Subsidiary- means a corporation or other business entity (i) of which the Company directly or indirectly has an ownership interest of 50% or more, or
(ii) of which It has a right to elect or appoint 50% or more of the board of directors or other governing body.

      S. "Unit' means a bookkeeping entry used by the Company to record the grant of an Award until such time as the Award is paid, cancelled, forfeited or terminated.

3.   Administration

      A. The Plan shall be administered by the Committee. The Committee shall have the authority to-.

(i)        construe and interpret the Plan;

(ii) promulgate, amend and rescind rules relating to the implementation of the Plan;

(iii) make ail determinations necessary or advisable for the administration of the Plan, including the selection of employees and affiliated Individuals who shell be granted Awards, the number of shares of Common Stock or Units to be.subject to each Award, the Award price, if any, the vesting or duration of awards, and the designation of stock options as incentive stock options or non-qualified stock options;

(iv) determine the disposition of Awards in the event of a Participant"s divorce or dissolution of marriage;

(v) determine whether Awards will be granted alone or in combination. or in tandem with other Awards:

(vi) determine whether cash will be paid or Awards will be granted in replacement of, or as alternatives to, other grants under the Plan or any other incentive or compensation plan of the Company, a Subsidiary or an acquired business unit;

      B. Subject to the requirements of applicable law, the Committee may correct any defect, supply any omission, or reconcile any Inconsistency in the Plan, any Award, or any Award Notice, take any and all other actions it deems necessary or advisable for the proper administration of the Plan, designate persons other then mambers of the Committee to carry out its responsibilwas and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Awards to persons under Section 16 of the Exchange Act. Any determination, decision, or action of the Committee in connection with the construction, interpretation, administration, or application of the plan shall be final, conclusive and binding upon all persons validly claiming under or through persons participating in the Plan.

      C. The Committee may at any time, and from time to time, amend or cancel any outstanding Award, but only with the consent of the person to whom the Award was granted.

4.    Eligibility

A. Any Employee is eligible to become a Participant in the Plan.

B. Directors who are not employees of the Company or a Subsidiary shall receive Awards in accordance with Section 7.

C. Consultants who are not Directors of the Company shall be eligible to receive Awards in accordance with Section S.

5.    Shares Available

      A. Subject to Section 1 6 of the Plan, the maximum number of shares of Common Stock available for Award grants (Including incentive stock options) shall be 2,500,000. Not with standing the foregoing sentence,the maximum number of sharas of Common Stock that may be awarded under this plan in the form of restricted stock awards pursuant to Section 10 shall be 500,000.

      B. The shares of Common Stock available under the Plan shall be either. authorized and unissued shares or treasury shares.

6.    Term

      The Plan shall become effective upon approval of the Plan by the Company"S stockholders not later then the 1993 annual meeting of stockholders, and shall continue in effect until May 25, 2003.

7.    Awards to Non-Employse Directors

      Directors who are not employees of the COMPANY OR a Subsidiary shall receive Awards in accordance with the following terms:

      A. On the first business day following adoption of the Plan by the Shareholders subject to approval of the Plan by the shareholders, each such Director shall receive a non-quatified option for 25,000 shares of stock, and thereafter on the first business day of each fiscal year shall receive a non-qualified option for 12,000 shares. In the event that other non-Employee Directors are appointed by the Board and elected by the shareholders, on the first business day following his/her election by the shareholders, each such Director shall receive a non-qualified option for 26,000 shares of stock, and thereafter on the first business day of each fiscal year shall receive a non-qualified option for 12,000 shares.

      B. Options to such non-Employee Directors shall be subject to the following terms:

(i) The exercise price shall be equal to 100% of the Fair Market Value of the shares on the date of the grant, payable In accordance with the alternatives stated in Sections 9.B.(ii) of the Plan;
(ii)       The term of the options shall be tan (10) years;

(iii) The options shall be exercisable beginning 6 months after the date of the grant; and

(iv) The options shall be subject to Section 14 of the Plan.

      C. Not with standing Section 18 of the Plan, the provisions of this
Section 7 shall not be amended more frequently than permitted for formula plans meeting the conditions of Rule 16-b3.

8.    Awards to Consultants

      Consultants shall receive Awards in accordance with the following terms:

      A.    No Awards of Incentive Stock Options shall be made to Consultants.

      B. Awards of non-qualified stock options to such Consultants shall be subject to the following terms:

(i) The exercise price shall be not less then 50% of the Fair Market Value of the shares on the date of the grant, payable in accordance with the alternatives stated In Sections 9.B.(ii) and (iii) of the Plan;

(ii)        The term of the options shall be ten (I 0) years;

(iii) The options shall be exercisable beginning 12 months after the date of the grant; and

(iv)        The options shall be subject to Section 14 of the Plan.

9.    Stock Options

      A. Awards may be granted In the form of stock options. Stock options may be incentive stock options within the meaning of Section 422A of the Code or nonqualified stock options (i.e., stock options which are not Incentive stock options).

      B. Subject to Section 9.C. relating to incentive stock options, options shall be in such form and contain such terms as the Committee deems appropriate. While the terms of options need not be identical, each option shall be subject to the following terms:

(i) The exercise price shall be the price set by the Committee but may not be less than 85% of the Fair Market Value of the shares an the date of the grant.

(ii) The price shall be paid in cash (including check, bank draft, or money order), or at the discretion of the Committee, all or part of the purchase price may be paid by delivery of the optiones's full recourse promissory note, delivery of Common Stock already owned by the Participant for at least six (6) months and valued at its Fair Market Value, or any combination of the foregoing methods of payment. In the case of incentive stock options, the terms of payment shall be determined at the time of grant.

(iii) Promissory notes given as payment of the price, if permitted by the Committee, shall contain such terms as set by the Committee which are not inconsistent with the following: the unpaid principal shall bear) interest at a rate set from time to time by the Committee; payments of principal and interest shall be made no less frequently then annually; no part of the note shall be payable later then ten (1 0) years from the date of purchase of the shares; and the op-tionee shall give such security as the Committee deems necessary to ensure full payment.

(iv) The term of an option may not be greater than ten (1 0) years from the date of the grant.

(v) Neither a person to whom an option is granted nor his legal representative, heir, legatee or distributes shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until he has exercised his option.

      C. The following special terms shall apply to grants of incentive stock options-

(i) Subject to Section S.C.(iii) of the Plan, the price under each incentive stock option shall not be less than 100% of the Fair Market Value of the shares on the date of the grant.

(ii) No incentive stock option shall be granted to any employee who directly or Indirectly owns stock possessing more then 10% of the total combined voting power of all classes of stock of the Company, unless at the time of such grant the option price is at least 1 1 0% of the Fair Market Value of the stock subject to the option and such option is not exercisable after the expiration of five (5) years from the date of the grant.

(iii) No incentive stock option shall be granted to a person in his capacity as a key employee of a Subsidiary if the Company has less than a 50% ownership interest in such Subsidiary.
(iv) Options shall contain such other terms as may be necessary to qualify the options granted therein as incentive stock options pursuant to
           Section 422A of the Code, or any successor statute.

10.   Restricted Stock

A. Awards may be granted in the form of restricted stock.

B. Grants of restricted stock shall be awarded in exchange for consideration equal to an amount from 0% to 50% of the aggregate Fair Market Value of such stock, as determined by the Committee.

The price, if any, of such restricted stock shall be paid In cash, or at the discretion of the Committee, all or part of the purchase price may be paid by delivery of the Participant's full recourse PROMISSORY NOTE, delivery of Common Stock already owned by the Participant for at least six (6) months and valued at its Fair Market Value, or any combination of the foregoing methods of payment, provided no less than the par value of the stock is paid in cash, and the Participant has rendered no less than three (3) months prior service to the Company.

      C. Restricted stock awards shall be subject to such restrictions an the Committee may impose and include, if the Committee shall so determine, restrictions on transferability and restrictions relating to continued employment.

      D. The Committee shall have the discretion to grant to a Participant receiving restricted shares all or any of the rights of a stockholder while such shares continue to be subject to restrictions.

11.   Performance Units and Performance Shares

      A. Awards may be granted in the form of Performance Units or Performance Shares. Awards of Performance Units and Performance Shares shall refer to a commitment by the Company to make a distribution to the Participant or to his beneficiary depending on (1) the attainment of the performance objective(s) and other conditions established by the Committee and (ii) the bass value of the Performance Unit or Performance Share, respectively, as established by the Committee.

      B. Settlement of Performance Units and Performance Shares may be in cash, in shares of Common Stock, or a combination thereof The Committee may designate a method of converting Performance Units into Common Stock, including but not limited to a method based on the Fair Market Value of Common Stock over a series of consecutive trading days.

      C. Participants shall not be entitled to exercise any voting rights with respect to Performance Units or Performance Shares, but the Committee in its sole discretion may attach dividend equivalents to such Awards. 12. Stock Appreciation Rights

      A. Awards may be granted in the form of stock appreciation rights. Stock appreciation rights may be awarded in tandem with a stock option, in addition to a stock option, or may be free-standing and unrelated to a stock option.

      B. A stock appreciation right entitles the Participant to receive from the Company an amount equal to the positive difference between (i) the Fair Market Value of Common Stock onthe date of exercise of the stock appreciation right and (ii) the grant price or some other amount as the Committee may determine at the time of grant.

      C. With respect to persons subject to section 15 of the Exchange Act, a stock appreciation right may only be exercised during a period which (i) begins on the third business day following a date when the Company's quarterly summary -statement of sales and earnings is released to the public and (ii) ends on the 12th business day following such date. This Section 1l.C. shall not apply if the exercise or-curs automatically on the date when a related stock option expires.

      D. Settlement of stock appreciation rights may be in cash, In shares of Common Stock, or a combination thereof, as determined by the Committee. 13. Deferral of Awards

      At the discretion of the Committee, payment of an Award, dividend equivalent,or any portion thereof may be deferred until a time established by the Committee. Deferrals shall be made in accordance with guidelines established by the Committee to ensure that such def errais comply with applicable requirements of the Code and its regulations. Deferrals shall be initiated by the delivery of a written, irrevocable election by the Participant to the Committee or its nominee. Such election shall be made prior to the date specified by the Committee. The Committee may also (A) credit interest equivalents on cash payments that are deferred and set the rates of such interest equivalents and (B) credit dividends or dividend equivalents an deferred payments denominated in the form of shares.

14.   Exercise of Stock Options Upon Termination of Employment or Services.

      A. Options granted under Sections 8 and 9 shall be exercisable upon the Participant's (i.e., Non-Employee Directors or Employees) termination of service within the following periods only. The definition of termination of service applicable to Consultants shall be defined and determined by the Committee in its sole discretion. Subject to Section 22, stock options granted to other Participants may permit the exercise of options upon the P@cipant's termination of employment within the following periods, or such shorter PERIODS AS determined by the Committee at the TIME of grant:

(i) If on account of death, within twelve (1 2) months of such event by the person or persons to whom the Participant's rights pass by will or the laws of descent or distribution.

(ii) If on account of retirement (as defined from time to time by Company policy), stock options may be exercised within 3 months of such termination.

(iii) If an account of resignation, options may be exercised within one(1) month of such termination.

(iv) If for cause (as defined from time to time by Company poliry), no unexercised option SHALL be exercisable to any extent after termination.

(v) If an account of disability or leave of absence for the purpose of serving the government or the country In which the principal place of employment of the Participant is located, either in a military or a civilian capacity, or for such other purpose or reason as the Committee may approve, a Participant shall not be deemed during the period of any such absence alone, to have terminated his service, except as the Committee may otherwise expressly provide.

(vi) If for any reason other than death, retirement, resignation, cause, or disability, options may be exercised within three (3) months of such termination.

      B. An unexercised option shall be exercisable only to the extent that such option was exercisable an the date the Participant's employment or service terminated. Not withstanding the foregoing, and except as provided in Section 14-A.above, terms relating to the exercisability of options may be amended by the Committee before or after such termination, except in respect to options granted under Section 7.

      C. In no case may an unexercised option be exercised to any extent by anyone after expiration of its term.

15.   Nonassignability

      The rights of a Participant under the Plan shall not be assignable by such Participant, by operation of law or otherwise, except by will or the laws of descent and distribution, During the lifetime of the person to whom a stock option or similar right (including a stock appreciation right) is granted, he or she alone may exercise it. No Participant may create a lion on any funds, securities, rights or other property to which he or she may have an interest under the Plan, or which is held by the Company for the account of the Participant under the Plan.

16.   Adjustment of Shares Available

      The Committee shall make appropriate and equitable adjustments in the shares available for future Awards and the number of shares covered by unexercised, unvested or unpaid Awards upon the subdivision of the outstanding shares of Common Stock; the declaration of a dividend payable in Common Stock; the declaration of a dividend payable in a form other then Common Stock in an amount that has a material effect on the price of the shares of Common Stock; the combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a lesser number of shares of Common Stock; a recapitalization; or a similar event.

17.   Payment of Withholding Taxes

      As a condition to receiving or exercising an Award, as the case may be, the Participant shall pay to the Company or the employer Subsidiary the amount of all applicable Federal, state, local and foreign taxes required by law to be paid or withheld relating to receipt or exercise of the Award. Alternatively, the Company may withhold shares of Common Stock with an aggregate Fair Market Value equal to such withholding taxes, from any Award in Common Stock, to the extent the withholding is required by law. The Company also may deduct such WITHHOLDING TEXAS FROM ANY Award paid in cash.

18.   Amendments

      The Board of Directors may amend the Plan at any time and from time to time, provided however that the Board shall not amend the terms of the Plan more frequently than permitted under Rule 16b-3 in regard to provisions that affect persons receiving Awards under Section 7. Rights and obligations under any Award granted before amendment of the Plan shall not be materially altered or irnpaired adversely by such amendment, except with consent of the person to whom the Award was granted.

19.   Regulatory Approvals and Listings Notwithstanding any other provision
      In the Plan, the Company shall have no obligation to issue or deliver certificates of Common Stock under the Plan prior to (A) obtaining approval from any governmental agency which the Company determines Is necessary or advisable, (6) admission of such shares to l@ng on the stock exchange on which the Common Stock may be listed and (C) completion of any registration or other qualification of such shares under any state or Federal law or ruling of any governmental body which the Company determines to be necessary or advisable.

20. No Right to Continued Employment or Grants Participation in the Plan shall not give any key employee any right to remain in the employ of the Corgpany or any Subsidiary. Further, the adoption of this Plan shall not be deemed to give any key employee or other individual the right to be selected as a Participant or to be granted an Award.

21.   No Right, Title, or Interest In Company Assets

      No Participant shall have any rights as a stockholder of the Company until he acquires an unconditional right under an Award to have shares of Common Stock issued to him. To the extent any person acquires a right to receive payments from the Company under this Plan, such rights shall be no greater than the rights of an unsecured creditor of the Company.

22. Special Provision Pertaining to Persons Subject to Section 16 Notwithstanding any other term of this Plan, the following shall apply to persons subject to Section 16 of the Exchange Act, except in the case of death or disability:

      A. No restricted stock or other equity security (within the meaning used in Rule 16b-3 of the Exchange Act or any successor rule) offered pursuant to this Plan may be transferred for at least 6 months after acquisition; and

      B. No stock option, Performance Unit, Performance Share, stock appreciation right or other derivative security (within the meaning used in Rule 16b-3 of the Exchange Act or any successor rule) issued pursuant to the Plan may be exercisable for at least six (6) months after the date of issue. 23. Indemnification In addition to such other rights of indemnification as they may have as directors, the members of the Board of Directors or Committee administering the Plan shall be indemnified by the Company against the reasonable expenses, including attornevs'fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such member is liable for negligence or misconduct in the performance of his duties: provided that within 60 days after institution of any such action, suit or proceeding, the member shall in writing offer the. Company the opportunity, at its own expense, to handle and defend the same.

24. Governing Law

      The Plan shall be governed by and construed In accordance with the laws of the State of Colorado.